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                                                                    EXHIBIT 23.5

                       Consent of Independent Accountants

     We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-4 of our reports dated May 2, 2002 relating to the consolidated financial statements and financial statement schedule of Hanover Compression Limited Partnership, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

May 24, 2002